Q2 Fiscal Year 2021 Financial Results Conference Call October 29, 2020 David J. Wilson President and Chief Executive Officer Gregory P. Rustowicz Vice President – Finance & Chief Financial Officer

Safe Harbor Statement These slides, and the accompanying oral discussion, contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future sales and earnings, involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including the impact of Covid-19 and the Company’s efforts to reduce costs, maintain liquidity and generate cash in the current pandemic, the effectiveness of the Company’s 80/20 Process to simplify operations, the ability of the Company’s Operational Excellence initiatives to drive profitability, the Company’s ability to grow market share, the ability to achieve revenue expectations, global economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the ability to expand into new markets and geographic regions, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update the forward-looking information contained in this release. Non-GAAP Financial Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The non-GAAP (“adjusted”) measures are noted and reconciliations of comparable GAAP with non-GAAP measures can be found in tables included in the Supplemental Information portion of this presentation. 2

Building Momentum Solid recovery from trailing first quarter; effect of Blueprint for Growth strategy demonstrated in margin improvement • Sales were $157.8 million, at upper end of expected range • Strong gross margin of 35.5% positively impacted by the $2.2 million gain on sale of a facility in China; adjusted gross margin was 34.4% • Operating income of $15.8 million; adjusted operating income of $14.0 million and adjusted operating margin of 8.9% • Diluted net loss per share of $(0.17) due to a non-cash pension settlement charge of $16.3 million; adjusted earnings per share of $0.34 Strengthening business system: Significant cash from operations and free cash flow • Generated $37.4 million in cash from operations; $46.9 million YTD • Free cash flow of $35.7 million in the quarter and $44.2 million YTD • Strong capital structure with net debt leverage ratio(1) below 1.0x • Liquidity of $245 million at end of quarter Improved profitability and strong cash generation reflect a strengthening Columbus McKinnon Business System (CMBS) (1)Net debt leverage ratio is defined as Net Debt / TTM Adjusted EBITDA 3

Sequential Improvement Q2 FY2021 vs Q1 FY2021: Results demonstrate improvement from Q1 FY2021 trough ($ in millions) Net Sales Adjusted Operating Income & Margin $157.8 $14.0 $139.1 $15.8 $5.0 3.6% $1.8 8.9% Q1 FY21 Q2 FY21 Q1 FY21 Q2 FY21 Positive sequential improvement Income from Operations Non-GAAP Adjustments • Net sales increased $18.7 million, or 13.5% Adjusted EBITDA & Margin • Strong rebound in short cycle business $21.1 • Adjusted operating income increased $9 million to $14 million $12.1 • Adjusted operating leverage of 48% 13.4% • Sequentially 80/20 tools contributed $1.3 million 8.7% Adjusted EBITDA margin expanded 470 bps to 13.4% Q1 FY21 Q2 FY21 Actions taken deliver improved performance as volume returns 4

Net Sales ($ in millions) Q2 sales down 24.0%, or $49.8 million Q2 FY21 Sales Bridge • U.S.: Pricing of 1.1% partially offset 26.4% volume Quarter decline • Non-U.S: Pricing of 1.2% and 2.3% favorable FX Q2 FY20 Sales $ 207.6 partially offset 25.8% volume decline Volume (54.3) (26.2)% Pricing 2.3 1.1% $207.6 $199.4 $189.5 Foreign currency translation 2.2 1.1% $157.8 $139.1 Total change $ (49.8) (24.0)% Q2 FY21 Sales $ 157.8 Note: Components may not add to totals due to rounding Q2 FY20 Q3 FY20 Q4 FY20 Q1 FY21 Q2 FY21 Year-over-year change in sales volume reflects COVID-19 impact 5

Gross Profit & Margin ($ in millions) Quarter Gross Profit Bridge Quarter $73.5 Q2 FY20 Gross Profit $ 73.5 $67.9 $66.2 Pricing, net of material cost inflation 2.3 $56.0 Gain on sale of building 2.2 $54.3 Foreign currency translation 0.8 $44.8 34.4% Tariffs 0.6 Business realignment costs 0.1 Factory closures (0.3) Productivity, net of other cost changes (3.8) 35.4% 34.0% 34.9% 32.2% 35.5% Sales volume and mix (19.4) Total Change $ (17.5) Q2 FY20 Q3 FY20 Q4 FY20 Q1 FY21 Q2 FY21 Q2 FY21 Gross Profit $ 56.0 Gross profit adjustments primarily due to gain on sale of building 80/20 process and operational efficiencies deliver strong gross margins despite lower volume 6

RSG&A ($ in millions) RSG&A at 23.5% of sales RSG&A as 21.7% 21.9% 24.4% 28.7% 23.5% % of sales: Reduced Y/Y by: $46.3 • $7.2 million of net cost reductions $45.0 $43.8 $39.9 • $0.9 million less bad debt expense $2.9 $37.0 $3.0 $2.6 $2.8 • $0.4 million for gain on sale of building $2.9 Increased Y/Y by: $19.2 $18.0 $21.2 $18.4 $15.6 • $0.5 million unfavorable FX Q3 FY21 RSG&A estimate of approximately $43 million* $22.9 $23.2 $22.3 $18.7 $18.6 • Sequential increase includes second half incentive Q2 FY20 Q3 FY20 Q4 FY20 Q1 FY21 Q2 FY21 compensation accrual, growth investments and return Selling G&A R&D to work impacts Note: Components may not add to totals due to rounding Containing costs while ramping investments for growth *RSG&A guidance provided October 29, 2020 excludes business realignment costs 7

Operating Income & Adjusted OI Margin ($ in millions) Q2 FY21 operating income of $15.8 million • $2.6 million favorable impact from gain on sale of building $26.3 • Adjusted operating income of $14.0 million $23.1 $25.2 $20.2 Adjusted operating margin of 8.9% $20.9 $14.0 • Volume decline of 26.2% due to COVID-19 $16.7 $15.8 • Cost savings partially offset lower volume 12.7% 11.6% 10.7% 8.9% $5.0 Improved Y/Y decremental 3.6% adjusted operating leverage to 25% $1.8 Q2 FY20 Q3 FY20 Q4 FY20 Q1 FY21 Q2 FY21 Income from Operations Non-GAAP Adjustments Driving profitability in challenging environment 8

Earnings Per Share GAAP Diluted EPS Net income impacted by: $0.69 $0.63 • $16.3 million pension settlement expense related to $0.39 termination of U.S. pension plan • Factory closure costs of $0.7 million • Favorable impact of $2.6 million from gain on sale of facility ($0.12) ($0.17) Q2 FY20 Q3 FY20 Q4 FY20 Q1 FY21 Q2 FY21 Adjusted EPS FY21 expected tax rate: 10% to 12%* $0.74 • Lower tax rate due to U.S. pre-tax losses from pension $0.64 $0.58 settlement expense, U.S. R&D tax credit and utilization of net operating losses $0.34 $0.07 Q2 FY20 Q3 FY20 Q4 FY20 Q1 FY21 Q2 FY21 Adjusted EPS demonstrates strengthening earnings power from CMBS * Tax rate guidance provided October 29, 2020 9

Adjusted EBITDA & ROIC Adjusted EBITDA Margin Solid adjusted EBITDA margin during challenging environment 15.7% 15.1% • Adjusted EBITDA margin in Q2 FY2021 improved to 13.4% from 8.7% in trailing first quarter 13.3% • Continuing to target 19% Adjusted EBITDA margin post COVID-19 recession FY19 FY20 Q2 FY21 TTM Return on Invested Capital (ROIC)(1) Return on Invested Capital expected to improve • Continuing to target mid-teen ROIC post Covid-19 11.2% 11.5% recession 7.1% (1)ROIC is defined as adjusted income from operations, net of taxes at a 22% normalized rate, for the trailing 12 months divided by the average of debt plus equity less cash (average capital) FY19 FY20 Q2 FY21 TTM for the trailing 13 months. Confident we are building a better Columbus McKinnon to achieve long-term goals 10

Cash Flow Outstanding cash generation ($ in millions) Free Cash Flow(1) Three Months Ended YTD 9/30/20 9/30/19 9/30/20 Net cash provided by $108.5 $37.4 $40.0 $46.9 operating activities $97.4 CapEx (1.7) (3.0) (2.8) Free cash flow (FCF) $35.7 $37.1 $44.2 $67.2 Note: Components may not add to totals due to rounding $55.1 • Operating cadence drove working capital reduction • Capital expenditures of $2.8 million in 1H FY21 • FY21 expected CapEx: $14 - $15 million FY18 FY19 FY20 Q2 FY21 TTM Significant cash generation resulted from reduced working capital requirements Capital expenditure guidance provided October 29, 2020 11 (1)Free cash flow is defined as cash provided by operating activities minus capital expenditures

Capital Structure ($ in millions) Significant financial flexibility in uncertain CAPITALIZATION macroeconomic environment Sept. 30, March 31, Net debt leverage ratio below target of 2.0x 2020 2020 • Net debt leverage ratio(1) of 0.97x Cash and cash equivalents $ 186.6 $ 114.5 • Net debt to net total capital 15.6% Total debt 275.1 251.3 Total liquidity of $244.8 million at quarter end Total net debt 88.6 136.9 Shareholders’ equity 480.0 463.6 Paid down $25 million Revolver draw Total capitalization $ 755.1 $ 714.9 • Covenant-lite credit agreement Debt/total capitalization 36.4% 35.2% • Financial covenant of 3.0x Net debt/net total capitalization 15.6% 22.8% • Tested only if outstanding borrowings • Extended maturity to August 25, 2023 Significant financial strength and liquidity supports pivot to growth (1) Net debt leverage ratio is defined as Net Debt / TTM Adjusted EBITDA 12

Orders and Backlog ($ in millions) Solid orders of $172.7 million in the quarter Backlog of $146.6 million up 2% year over year • Recovery of short-cycle businesses drove • Long-term backlog expanded to 41.5% of total backlog 26% sequential order increase • 12% sequential increase of total backlog driven by both project and short-cycle businesses $205.3 $197.3 $146.6 $179.4 $143.1 $172.7 $125.3 $131.0 $130.7 $137.4 $89.2 $74.0 $81.9 $77.9 $85.8 $53.9 $51.3 $49.1 $52.8 $60.8 0.99x 0.90x 1.04x 0.99x 1.09x Q2 FY20 Q3 FY20 Q4 FY20 Q1 FY21 Q2 FY21 Q2 FY20 Q3 FY20 Q4 FY20 Q1 FY21 Q2 FY21 Orders Book:Bill Long Term Backlog* Short Term Backlog Backlog recovered to pre-COVID levels *Long-term backlog is expected to ship beyond three months 13

Driving Innovation Creating competitive advantages Product Launch Update Tandem Hoist Intelli-Lift™ Auto Detection Utility Lever Hoist • Improved facility safety for large • Visible and audible warnings when • Safety brake prevents unexpected complex loads off-center pick is detected load release • Available in Compass™ configurator • Auto-correction mode • Two patent applications on the YaleErgo 360 Improved customer experience, safety and productivity at the core of new product development 14

Outlook and Perspective Q3 FY2021 outlook • Expect Q3 FY21 net sales of $150 million to $160 million despite fewer shipping days Blueprint for Growth strategy is evolving • Strengthening our business system • Advancing our growth framework Consistent capital allocation priorities • Investing internally • Targeted growth initiatives • Productivity CapEx • Building our acquisition pipeline • Providing a consistent dividend that will grow over time Building a stronger Columbus McKinnon 15

Q2 Fiscal Year 2021 Financial Results Conference Call October 29, 2020 David J. Wilson President and Chief Executive Officer Gregory P. Rustowicz Vice President – Finance & Chief Financial Officer

Supplemental Information 17

Conference Call Playback Info Replay Number: 412-317-6671 passcode: 13710950 Telephone replay available through November 5, 2020 Webcast / PowerPoint / Replay available at investors.columbusmckinnon.com Transcript, when available, at investors.columbusmckinnon.com 18

Adjusted Gross Profit Reconciliation ($ in thousands) Quarter Q2 FY20 Q3 FY20 Q4 FY20 Q1 FY21 Q2 FY21 Gross profit $ 73,493 $ 67,872 $ 66,209 $ 44,797 $ 56,025 Add back (deduct): Factory closures 249 696 1,349 1,928 493 Business realignment costs 140 123 774 329 — Insurance settlement — (77) (15) — — Gain on sale of building — — — — (2,189) Non-GAAP adjusted gross profit $ 73,882 $ 68,614 $ 68,317 $ 47,054 $ 54,329 Sales 207,609 199,355 189,486 139,070 157,790 Adjusted gross margin 35.6% 34.4% 36.1% 33.8% 34.4% Adjusted gross profit is defined as gross profit as reported, adjusted for certain items. Adjusted gross profit is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted gross profit, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year's gross profit to the historical periods' gross profit, as well as facilitates a more meaningful comparison of the Company’s gross profit to that of other companies. 19

Adjusted Income from Operations Reconciliation ($ in thousands) Quarter Q2 FY20 Q3 FY20 Q4 FY20 Q1 FY21 Q2 FY21 Income from operations $ 25,231 $ 20,886 $ 16,664 $ 1,789 $ 15.820 Add back (deduct): Factory closures 470 1,592 1,621 2,256 747 Business realignment costs 413 662 1,755 821 — Insurance recovery legal costs 220 66 160 141 88 Loss on sales of businesses 7 — — — — Insurance settlement — (77) (15) — — Gain on sale of building — — — — (2.638) Non-GAAP adjusted income from operations $ 26,341 $ 23,129 $ 20,185 $ 5,007 $ 14,017 Sales 207,609 199,355 189,486 139,070 157,790 Adjusted operating margin 12.7% 11.6% 10.7% 3.6% 8.9% Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year's income from operations to the historical periods' income from operations, as well as facilitates a more meaningful comparison of the Company’s income from operations to that of other companies. 20

Adjusted Net Income Reconciliation

($ in thousands, except per share data)	Quarter				
	Q2 FY20	Q3 FY20	Q4 FY20	Q1 FY21	Q2 FY21
Net income (loss)	$ 16,599	$ 15,250	$ 9,244	$ (2,969)	$ (4,104)
Add back (deduct):					
Non-cash pension settlement expense	—	—	—	2,722	16,324
Factory closures	470	1,592	1,621	2,256	747
Business realignment costs	413	662	1,755	821	—
Insurance recovery legal costs	220	66	160	141	88
Loss on sales of businesses	7	—	—	—	—
Insurance settlement	—	(77)	(15)	—	—
Gain on sale of building	—	—	—	—	(2,638)
Normalize tax rate to 22%(1)	114	(2,106)	1,050	(1,405)	(2,327)
Non-GAAP adjusted net income	$ 17,823	$ 15,387	$ 13,815	$ 1,566	$ 8,090
Average diluted shares outstanding	23,926	24,031	23,938	23,922	24,123
Diluted income (loss) per share – GAAP	$0.69	$0.63	$0.39	$(0.12)	$(0.17)
Diluted income per share - Non-GAAP	$0.74	$0.64	$0.58	$0.07	$0.34

(1) Applies normalized tax rate of 22% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Adjusted net income and diluted EPS are defined as net income and diluted EPS as reported, adjusted for certain items and at a normalized tax rate. Adjusted net income and diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted net income and diluted EPS, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income and diluted EPS to the historical periods' net income and diluted EPS, as well as facilitates a more meaningful comparison of the Company's net income and diluted EPS to that of other companies.

CMCO

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Adjusted EBITDA Reconciliation

($ in thousands)	Quarter					Fiscal Year	
	Q2 FY20	Q3 FY20	Q4 FY20	Q1 FY21	Q2 FY21	2020	2019
Net income (loss)	$ 16,599	$ 15,250	$ 9,244	$ (2,969)	$ (4,104)	$ 59,672	$ 42,577
Add back (deduct):							
Income tax expense (benefit)	5,141	2,234	4,947	(963)	(45)	17,484	10,321
Interest and debt expense	3,759	3,423	3,200	3,188	3,018	14,234	17,144
Investment (income) loss	(229)	(408)	48	(577)	(357)	(891)	(727)
Foreign currency exchange (gain) loss	(296)	(188)	(996)	84	397	(1,514)	843
Other (income) expense, net	257	199	221	3,026	16,911	839	(716)
Depreciation and amortization expense	7,344	7,244	7,135	7,081	7,129	29,126	32,675
Factory closures	470	1,592	1,621	2,256	747	4,709	1,473
Business realignment costs	413	662	1,755	821	—	2,831	1,906
Insurance recovery legal costs	220	66	160	141	88	585	1,282
Loss on sales of businesses	7	—	—	—	—	176	25,672
Insurance settlement	—	(77)	(15)	—	—	(382)	—
Gain on sale of building	—	—	—	—	(2,638)	—	—
Non-GAAP adjusted EBITDA	$ 33,685	$ 30,373	$ 27,320	$ 12,088	$ 21,146	$ 126,869	$ 132,450
Sales	$ 207,609	$ 199,355	$ 189,486	$ 139,070	$ 157,790	$ 809,162	$ 876,282
Adjusted EBITDA margin	16.2%	15.2%	14.4%	8.7%	13.4%	15.7%	15.1%

Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted EBITDA, is important for investors and other readers of the Company's financial statements.

© 2020 COLUMBUS McKINNON CORPORATION

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Industrial Capacity Utilization U.S. Capacity Utilization Eurozone Capacity Utilization Source: The Federal Reserve Board Source: European Commission 85% 80% 83% 81% 75% 79% 77% 70% 75% 70.5% (Manufacturing) & 73% 72.1% 71.5% (Total) Q3 2020 September 2020(1) 71% 65% 69% 67% 60% 65% Manufacturing Total (1)September 2020 numbers are preliminary 23

ISM Production Index Source: Institute of Supply Chain Management 70% 61.0% 65% Sept. 2020 60% 55% 50% 45% 40% 35% 30% 25% 24

Q2 Fiscal Year 2021 Financial Results Conference Call October 29, 2020 25